SUPPLEMENT DATED JANUARY 18, 2006

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2005

SALOMON FUNDS TRUST	April 29, 2005
SALOMON BROTHERS MID CAP FUND
SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2005

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2005

SALOMON BROTHERS OPPORTUNITY FUND INC	December 29, 2005

SB ADJUSTABLE RATE INCOME FUND	September 28, 2005
Salomon Brothers Classes Of Shares

SMITH BARNEY INVESTMENT SERIES
SB GROWTH AND INCOME FUND	February 25, 2005
Salomon Brothers Classes Of Shares
SB GOVERNMENT PORTFOLIO	February 25, 2005
Salomon Brothers Class B Shares

SMITH BARNEY INCOME FUNDS
SB CAPITAL AND INCOME FUND	April 29, 2005
Salomon Brothers Classes Of Shares
SB CONVERTIBLE FUND	November 28, 2005
Salomon Brothers Classes Of Shares

CITIFUNDS TRUST I
SALOMON BROTHERS AGGRESSIVE GROWTH FUND	April 29, 2005

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